EXHIBIT 99.1

FOR IMMEDIATE RELEASE
NMI Holdings, Inc. Reports Second Quarter 2017 Financial Results
EMERYVILLE, CALIF., Aug. 1, 2017 -- NMI Holdings, Inc. (Nasdaq: NMIH) today reported net income of $6.0 million, or $0.10 per share, for the second quarter ended June 30, 2017. Results for the quarter include previously disclosed fees and expenses of approximately $3.1 million related to the May 2017 issuance of Insurance-Linked Notes (ILN). The company reported net income of $2.0 million, or $0.03 per share, in the second quarter of 2016.
Bradley Shuster, chairman and CEO of National MI, said, "In the second quarter, National MI again delivered solid financial results, including record pre-tax income, and continued to advance the key metrics that will drive realization of our mid-teens return objectives. We made significant strides in customer development, activating 36 new customers in the second quarter and 73 new customers for the year-to-date. We also continued to build a high-quality portfolio of insurance-in-force at a growth rate that leads our industry, while maintaining our focus on prudently and proactively managing risk, expenses, and capital."

•	As of June 30, 2017, the company had primary insurance-in-force of $38.6 billion, up 11% from $34.8 billion at the prior quarter end and up 64% over $23.6 billion as of June 30, 2016.

•
Premiums earned for the quarter were $37.9 million, including $3.8 million attributable to cancellation of single premium policies, which compares with $33.2 million, including $2.5 million related to cancellations, in the prior quarter. Premiums earned in the second quarter of 2017 were up 46% over premium revenue of $26.0 million in the same quarter a year ago, which included $3.5 million related to cancellations.

•	NIW mix was 81% monthly premium product, which compares with 81% in the prior quarter and 63% in the second quarter of 2016.

•
Total underwriting and operating expenses in the second quarter were $28.0 million and include approximately $3.1 million of transaction costs related to the previously disclosed ILN issuance. This compares with total underwriting and operating expenses of $26.0 million, including financing-related transaction costs of $1.6 million in the prior quarter, and $23.2 million in the same quarter a year ago.

•	Claims expense for the quarter was $1.4 million, resulting in a loss ratio of 3.6%.

•	At quarter-end, cash and investments were $694 million, including $57 million at the holding company, and book equity was $495 million, equal to $8.27 per share.

•	At quarter-end, the company had total PMIERs available assets of $485 million, which compares with risk-based required assets under PMIERs of $298 million.

EXHIBIT 99.1

	Quarter Ended	Quarter Ended	Quarter Ended	Change	Change
	6/30/2017	3/31/2017	6/30/2016	Q/Q	Y/Y
Primary Insurance-in-Force ($billions)	38.63	34.78	23.62	11%	64%
New Insurance Written - NIW ($billions)
Monthly premium	4.10	2.89	3.70	42%	11%
Single premium	0.94	0.67	2.14	40%	-56%
Total	5.04	3.56	5.84	42%	-14%

Premiums Earned ($millions)	37.92	33.23	26.04	14%	46%
Underwriting & Operating Expense ($millions)	28.05	25.99	23.23	8%	21%
Claims Expense ($millions)	1.37	0.64	0.47	114%	191%
Loss Ratio	3.6%	1.9%	1.8%
Cash & Investments ($millions)	694	671	654	3%	6%
Book Equity ($millions)	495	484	422	2%	17%
Book Value per Share	8.27	8.09	7.14	2%	16%

Conference Call and Webcast Details
The company will hold a conference call and live webcast at 2:00 p.m. Pacific Time / 5:00 p.m. Eastern Time. The webcast will be available on the company's website, www.nationalmi.com, in the "Investor Relations" section. The call also can be accessed by dialing (888) 734-0328 in the U.S., or (914) 495-8578 for international callers using Conference ID: 47660998, or by referencing NMI Holdings, Inc.
About National MI
National Mortgage Insurance Corporation (National MI), a subsidiary of NMI Holdings, Inc. (NASDAQ: NMIH), is a U.S.-based, private mortgage insurance company enabling low down payment borrowers to realize home ownership while protecting lenders and investors against losses related to a borrower's default. To learn more, please visit www.nationalmi.com.
Cautionary Note Regarding Forward-Looking Statements
Certain statements contained in this press release or any other written or oral statements made by or on behalf of the Company in connection therewith may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (Securities Act), Section 21E of the Securities Exchange Act of 1934, as amended (Exchange Act), and the U.S. Private Securities Litigation Reform Act of 1995 (PSLRA). The PSLRA provides a "safe harbor" for any forward-looking statements. All statements other than statements of historical fact included in or incorporated by reference in this release are forward-looking statements, including any statements about our expectations, outlook, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance. These statements are often, but not always, made through the use of words or phrases such as "anticipate," "believe," "can," "could," "may," "predict," "assume," "potential," "should," "will," "estimate," "plan," "project," "continuing," "ongoing," "expect," "intend" and similar words or phrases. All forward-looking statements are only predictions and involve estimates, known and unknown risks, assumptions and uncertainties that may turn out to be inaccurate and could cause actual results to differ materially from those expressed in them. Many risks and uncertainties are inherent in our industry and markets. Others are more specific to our business and operations. Important factors that could cause actual events or results to differ materially from those indicated in such statements include, but are not limited to: changes in the business practices of the GSEs that may impact the use of private mortgage insurance as credit enhancement; our ability to remain an eligible mortgage insurer under the PMIERs, including the financial requirements, and other requirements of the GSEs, which they may change at any time; retention of our existing certificates of authority in each state and the District of Columbia (D.C.) and our ability to remain a mortgage insurer in good standing in each state and D.C.; our future profitability, liquidity and capital resources; actions of existing competitors, including governmental agencies like the Federal Housing Administration (FHA) and the Veterans Administration (VA), and potential market entry by new competitors or consolidation of existing competitors; developments in the world's financial and capital markets and our access to such markets, including reinsurance; adoption of new or changes to existing laws and regulations that impact our business or financial condition directly or the mortgage insurance industry generally or their enforcement and implementation by regulators; changes to the GSEs' role in the secondary mortgage market or other changes that could affect the residential mortgage industry generally or mortgage insurance in particular; potential future lawsuits, investigations or inquiries or resolution of current lawsuits or inquiries; changes in general economic, market and political conditions and policies, interest rates, inflation and investment results or other conditions that affect the housing market or the markets for

EXHIBIT 99.1

home mortgages or mortgage insurance; our ability to successfully execute and implement our capital plans, including our ability to access the reinsurance market and to enter into, and receive approval of, reinsurance arrangements on terms and conditions that are acceptable to us, the GSEs and our regulators; our ability to implement our business strategy, including our ability to write mortgage insurance on high quality low down payment residential mortgage loans, implement successfully and on a timely basis, complex infrastructure, systems, procedures, and internal controls to support our business and regulatory and reporting requirements of the insurance industry; our ability to attract and retain a diverse customer base, including the largest mortgage originators; failure of risk management or pricing or investment strategies; emergence of unexpected claims and coverage issues, including claims exceeding our reserves or amounts we expected to experience; the inability of our counter-parties, including third party reinsurers, to meet their obligations to us; our ability to utilize our net operating loss carryforwards, which could be limited or eliminated in various ways, including if we experience an ownership change as defined in Section 382 of the Internal Revenue Code; failure to maintain, improve and continue to develop necessary information technology systems or the failure of technology providers to perform; ability to recruit, train and retain key personnel; and general economic downturns and volatility. These risks and uncertainties also include, but are not limited to, those set forth under the heading "Risk Factors" detailed in Item 1A of Part I of our Annual Report on Form 10-K for the year ended December 31, 2016, as subsequently updated through other reports we file with the SEC. All subsequent written and oral forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these cautionary statements. We caution you not to place undue reliance on any forward-looking statement, which speaks only as of the date on which it is made, and we undertake no obligation to publicly update or revise any forward-looking statement to reflect new information, future events or circumstances that occur after the date on which the statement is made or to reflect the occurrence of unanticipated events except as required by law.
Investor Contact
John M. Swenson
Vice President, Investor Relations and Treasury
john.swenson@nationalmi.com
(510) 788-8417

Press Contact
Mary McGarity
Strategic Vantage Mortgage Public Relations
(203) 513-2721
MaryMcGarity@StrategicVantage.com

EXHIBIT 99.1

Consolidated statements of operations and comprehensive income	For the three months ended June 30,		For the six months ended June 30,
	2017	2016	2017	2016
Revenues	(In Thousands, except for share data)
Net premiums earned	$37,917	$26,041	$71,142	$45,848
Net investment income	3,908	3,342	7,715	6,573
Net realized investment gains (losses)	188	61	130	(824)
Other revenues	185	37	265	69
Total revenues	42,198	29,481	79,252	51,666
Expenses
Insurance claims and claims expenses	1,373	470	2,008	928
Underwriting and operating expenses	28,048	23,234	54,037	45,906
Total expenses	29,421	23,704	56,045	46,834
Other (expense) income
Gain (loss) from change in fair value of warrant liability	19	(59)	(177)	611
Interest expense	(3,300)	(3,707)	(6,794)	(7,339)
Total other expense	(3,281)	(3,766)	(6,971)	(6,728)

Income (loss) before income taxes	9,496	2,011	16,236	(1,896)
Income tax expense	3,484	—	4,732	—
Net income (loss)	$6,012	$2,011	$11,504	$(1,896)

Earnings (loss) per share
Basic	$0.10	$0.03	$0.19	$(0.03)
Diluted	$0.10	$0.03	$0.18	$(0.03)

Weighted average common shares outstanding
Basic	59,823,396	59,105,613	59,576,747	59,005,983
Diluted	63,010,362	59,830,899	62,688,563	59,005,983

Loss Ratio(1)	3.6%	1.8%	2.8%	2.0%
Expense Ratio(2)	74.0	89.2	76.0	100.1
Combined ratio	77.6%	91.0%	78.8%	102.1%

Net income (loss)	$6,012	$2,011	$11,504	$(1,896)
Other comprehensive income, net of tax:
Net unrealized gains in accumulated other comprehensive income, net of tax expense of $1,388 and $0 for the three months ended June 30, 2017 and 2016, respectively, and $2,073 and $0 for the six months ended June 30,2017 and 2016	2,822	8,670	4,017	17,771
Reclassification adjustment for losses (gains) included in net income, net of tax expense of $66 and $0 for the three months ended June 30, 2017 and 2016, respectively, and $45 and $0 for the six months ended June 30,2017 and 2016	(122)	(61)	(84)	824
Other comprehensive income, net of tax	2,700	8,609	3,933	18,595
Comprehensive income	$8,712	$10,620	$15,437	$16,699
(1) Loss ratio is calculated by dividing the provision for insurance claims and claims expenses by net premiums earned.
(2) Expense ratio is calculated by dividing other underwriting and operating expenses by net premiums earned.

EXHIBIT 99.1

Consolidated balance sheets	June 30, 2017	December 31, 2016 (1)
Assets	(In Thousands, except for share data)
Fixed maturities, available-for-sale, at fair value (amortized cost of $669,363 and $630,688 as of June 30, 2017 and December 31, 2016, respectively)	$673,695	$628,969
Cash and cash equivalents	20,035	47,746
Premiums receivable	17,795	13,728
Accrued investment income	3,867	3,421
Prepaid expenses	2,072	1,991
Deferred policy acquisition costs, net	34,206	30,109
Software and equipment, net	21,530	20,402
Intangible assets and goodwill	3,634	3,634
Prepaid reinsurance premiums	38,919	37,921
Deferred tax asset, net	45,771	51,434
Other assets	1,471	542
Total assets	$862,995	$839,897

Liabilities
Term loan	$143,990	$144,353
Unearned premiums	157,152	152,906
Accounts payable and accrued expenses	21,349	25,297
Reserve for insurance claims and claim expenses	5,048	3,001
Reinsurance funds withheld	32,042	30,633
Deferred ceding commission	4,830	4,831
Warrant liability, at fair value	3,544	3,367
Deferred tax liability, net	—	—
Total liabilities	367,955	364,388
Commitments and contingencies

Shareholders' equity
Common stock - class A shares, $0.01 par value; 59,858,418 and 59,145,161 shares issued and outstanding as of June 30, 2017 and December 31, 2016, respectively (250,000,000 shares authorized)	598	591
Additional paid-in capital	580,499	576,927
Accumulated other comprehensive loss, net of tax	(1,354)	(5,287)
Accumulated deficit	(84,703)	(96,722)
Total shareholders' equity	495,040	475,509
Total liabilities and shareholders' equity	$862,995	$839,897
(1)The 2016 prior period balance sheet has been revised. Please refer to our Form 10-Q for the quarter ended June 30, 2017 for further details.

EXHIBIT 99.1

Historical Quarterly Data	2017		2016
	June 30	March 31	December 31 (4)	September 30	June 30	March 31
Revenues	(In Thousands, except for share data)
Net premiums earned	$37,917	$33,225	$32,825	$31,808	$26,041	$19,807
Net investment income	3,908	3,807	3,634	3,544	3,342	3,231
Net realized investment (losses) gains	188	(58)	65	66	61	(885)
Other revenues	185	80	105	102	37	32
Total revenues	42,198	37,054	36,629	35,520	29,481	22,185
Expenses
Insurance claims and claims expenses	1,373	635	800	664	470	458
Underwriting and operating expenses	28,048	25,989	23,281	24,037	23,234	22,672
Total expenses	29,421	26,624	24,081	24,701	23,704	23,130

Other expense	(3,281)	(3,690)	(5,490)	(4,530)	(3,766)	(2,962)

Income (loss) before income taxes	9,496	6,740	7,058	6,289	2,011	(3,907)
Income tax expense (benefit)	3,484	1,248	(52,664)	114	—	—
Net income (loss)	$6,012	$5,492	$59,722	$6,175	$2,011	$(3,907)

Earnings (loss) per share
Basic	$0.10	$0.09	$1.01	$0.10	$0.03	$(0.07)
Diluted	$0.10	$0.09	$0.98	$0.10	$0.03	$(0.07)

Weighted average common shares outstanding
Basic	59,823,396	59,183,973	59,140,011	59,130,401	59,105,613	58,936,694
Diluted	63,010,362	62,338,856	61,229,338	60,284,746	59,830,899	58,936,694

Other data
Loss Ratio (2)	3.6%	1.9%	2.4%	2.1%	1.8%	2.3%
Expense Ratio (3)	74.0%	78.2%	70.9%	75.6%	89.2%	114.5%
Combined ratio	77.6%	80.1%	73.3%	77.7%	91.0%	116.8%
(1) Other expense includes the gain from change in fair value of warrant liability, gain from settlement of warrants, and interest expense.
(2) Loss ratio is calculated by dividing the provision for insurance claims and claims expenses by net premiums earned.
(3) Expense ratio is calculated by dividing other underwriting and operating expenses by net premiums earned.
(4) The Q4 2016 quarterly data has been revised. Please refer to our Form 10-Q for the quarter ended June 30, 2017 for further details.

EXHIBIT 99.1

New Insurance Written (NIW), Insurance in Force (IIF) and Premiums
The tables below present primary and pool NIW and IIF, as of the dates and for the periods indicated.

Primary NIW	Three months ended
	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
	(In Millions)
Monthly	$4,099	$2,892	$3,904	$4,162	$3,700	$2,492
Single	938	667	1,336	1,695	2,138	1,762
Primary	$5,037	$3,559	$5,240	$5,857	$5,838	$4,254

Primary and pool IIF	As of
	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
	(In Millions)
Monthly	$24,865	$21,551	$19,205	$16,038	$12,529	$9,210
Single	13,764	13,268	12,963	12,190	11,095	9,354
Primary	38,629	34,779	32,168	28,228	23,624	18,564

Pool	3,447	3,545	3,650	3,826	3,999	4,136
Total	$42,076	$38,324	$35,818	$32,054	$27,623	$22,700

The following table presents the amounts related to the 2016 QSR transaction, for the last four quarters.

	For the three months ended
	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
	(In Thousands)
Ceded risk-in-force	$2,403,027	$2,167,745	$2,008,385	$1,778,235
Ceded premiums written	(12,034)	(10,292)	(11,576)	(38,977)
Ceded premiums earned	(11,463)	(9,865)	(9,746)	(2,885)
Ceded claims and claims expenses	342	268	206	90
Ceding commission written	2,407	2,058	2,316	7,795
Ceding commission earned	2,275	2,065	1,752	551
Profit commission	6,536	5,651	5,642	1,641

EXHIBIT 99.1

Portfolio Statistics
The table below highlights trends in our primary portfolio as of the date and for the periods indicated.

Primary portfolio trends	As of and for the three months ended
	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
	($ Values In Millions)
New insurance written	$5,037	$3,559	$5,240	$5,857	$5,838	$4,254
New risk written	1,242	868	1,244	1,415	1,411	1,016
Insurance in force (1)	38,629	34,779	32,168	28,228	23,624	18,564
Risk in force (1)	9,417	8,444	7,790	6,847	5,721	4,487
Policies in force (count) (1)	161,195	145,632	134,662	119,002	100,547	79,700
Weighted-average coverage (2)	24.4%	24.3%	24.2%	24.3%	24.2%	24.2%
Loans in default (count)	249	207	179	115	79	55
Percentage of loans in default	0.2%	0.1%	0.1%	0.1%	0.1%	0.1%
Risk in force on defaulted loans	$14	$12	$10	$6	$4	$3
Average premium yield (3)	0.41%	0.40%	0.44%	0.48%	0.47%	0.45%
Earnings from cancellations	$3.8	$2.5	$5.1	$5.8	$3.5	2.3%
Annual persistency	83.1%	81.3%	80.7%	81.8%	83.3%	82.7%
Quarterly run-off (4)	3.4%	2.9%	4.6%	5.3%	4.2%	3.5%

(1)	Reported as of the end of the period.

(2)	Calculated as end of period risk in force (RIF) divided by IIF.

(3)	Calculated as net primary and pool premiums earned, net of reinsurance, divided by average gross IIF for the period, annualized.

(4)	Defined as the percentage of IIF that remains on our books after any 12-month period.

(5)	Defined as the percentage of IIF that are no longer on our books after any 3-month period
The tables below reflect our total primary NIW by FICO, loan-to-value (LTV) ratio, and purchase/refinance mix for the periods indicated.

Primary NIW by FICO	For the three months ended
	June 30, 2017	March 31, 2017	June 30, 2016
	($ In Millions)
>= 760	$2,376	$1,683	$3,160
740-759	793	551	961
720-739	626	456	672
700-719	568	396	541
680-699	368	264	308
<=679	306	209	196
Total	$5,037	$3,559	$5,838
Weighted average FICO	749	749	756

EXHIBIT 99.1

Primary NIW by LTV	For the three months ended
	June 30, 2017	March 31, 2017	June 30, 2016
	(In Millions)
95.01% and above	$474	$274	$362
90.01% to 95.00%	2,297	1,612	2,633
85.01% to 90.00%	1,506	1,101	1,732
85.00% and below	760	572	1,111
Total	$5,037	$3,559	$5,838
Weighted average LTV	92.18%	92.00%	91.73%

Primary NIW by purchase/refinance mix	For the three months ended
	June 30, 2017	March 31, 2017	June 30, 2016
	(In Millions)
Purchase	$4,518	$2,984	$4,199
Refinance	519	575	1,639
Total	$5,037	$3,559	$5,838
The table below reflects a summary of our primary IIF and RIF by book year as of the dates indicated.

Primary IIF and RIF	As of June 30, 2017
	IIF	RIF
	(In Millions)
June 30, 2017	$8,460	$2,078
2016	19,288	4,650
2015	9,243	2,284
2014	1,596	395
2013	42	10
Total	$38,629	$9,417
The tables below reflect our total primary IIF and RIF by FICO and LTV and total primary RIF by loan type as of the dates indicated.

Primary IIF by FICO	As of
	June 30, 2017	March 31, 2017	June 30, 2016
	(In Millions)
>= 760	$19,224	$17,408	$11,929
740-759	6,269	5,658	3,876
720-739	4,927	4,460	3,082
700-719	3,973	3,533	2,341
680-699	2,615	2,336	1,561
<=679	1,621	1,384	835
Total	$38,629	$34,779	$23,624

EXHIBIT 99.1

Primary RIF by FICO	As of
	June 30, 2017	March 31, 2017	June 30, 2016
	(In Millions)
>= 760	$4,720	$4,253	$2,895
740-759	1,535	1,383	951
720-739	1,198	1,081	750
700-719	960	851	566
680-699	627	556	369
<=679	377	320	190
Total	$9,417	$8,444	$5,721

Primary IIF by LTV	As of
	June 30, 2017	March 31, 2017	June 30, 2016
	(In Millions)
95.01% and above	$2,367	$1,931	$1,049
90.01% to 95.00%	17,441	15,601	10,574
85.01% to 90.00%	12,157	11,058	7,754
85.00% and below	6,664	6,189	4,247
Total	$38,629	$34,779	$23,624

Primary RIF by LTV	As of
	June 30, 2017	March 31, 2017	June 30, 2016
	(In Millions)
95.01% and above	$648	$533	$293
90.01% to 95.00%	5,120	4,585	3,116
85.01% to 90.00%	2,893	2,626	1,838
85.00% and below	756	700	474
Total	$9,417	$8,444	$5,721

Primary RIF by Loan Type	As of
	June 30, 2017	March 31, 2017	June 30, 2016

Fixed	98%	99%	98%
Adjustable rate mortgages:
Five years and longer	2	1	2
Total	100%	100%	100%
The table below reflects a summary of the change in total primary IIF during the periods indicated.

Primary IIF	For the three months ended
	June 30, 2017	March 31, 2017	June 30, 2016
	(In Millions)
IIF, beginning of period	$34,779	$32,168	$18,564
NIW	5,037	3,559	5,838
Cancellations and other reductions	(1,187)	(948)	(778)
IIF, end of period	$38,629	$34,779	$23,624

EXHIBIT 99.1

Geographic Dispersion
The following table shows the distribution by state of our primary RIF as of the periods indicated.

Top 10 primary RIF by state	As of
	June 30, 2017	March 31, 2017	June 30, 2016
California	13.8%	13.8%	13.0%
Texas	7.5	7.2	6.8
Virginia	6.0	6.3	6.4
Florida	4.4	4.4	5.0
Arizona	4.2	4.1	3.8
Colorado	3.9	3.9	4.1
Maryland	3.7	3.7	3.4
Utah	3.7	3.6	3.4
Pennsylvania	3.6	3.6	3.5
Michigan	3.6	3.7	4.1
Total	54.4%	54.3%	53.5%
The following table shows portfolio data by book year, as of June 30, 2017.

	As of June 30, 2017
Book year	Original Insurance Written	Remaining Insurance in Force	% Remaining of Original Insurance	Policies Ever in Force	Number of Policies in Force	Number of Loans in Default	# of Claims Paid	Incurred Loss Ratio (Inception to Date) (1)	Cumulative default rate (2)
	($ Values in Millions)
2013	$162	$42	26%	655	212	1	1	0.2%	0.3%
2014	3,451	1,596	46%	14,786	7,963	53	7	3.5%	0.4%
2015	12,422	9,243	74%	52,548	41,747	128	13	2.7%	0.3%
2016	21,187	19,288	91%	83,626	78,111	67	2	1.3%	0.1%
2017	$8,596	$8,460	98%	33,593	33,162	—	—	—%	—%
Total	$45,818	$38,629		185,208	161,195	249	23

(1)	The ratio of claims incurred (paid and reserved) divided by cumulative premiums earned, net of reinsurance.

(2)	The sum of claims paid ever to date and notices of default as of the end of the period divided by policies ever in force.

EXHIBIT 99.1

The following table provides a reconciliation of the beginning and ending reserve balances for primary insurance claims and claims expenses:

	For the three months ended		For the six months ended
	June 30, 2017	June 30, 2016	June 30, 2017	June 30, 2016

	(In Thousands)
Beginning balance	$3,761	$1,137	$3,001	$679
Less reinsurance recoverables (1)	(564)	—	(297)	—
Beginning balance, net of reinsurance recoverables	3,197	1,137	2,704	679

Add claims incurred:
Claims and claim expenses incurred:
Current year (2)	1,376	560	2,331	1,113
Prior years	(3)	(90)	(323)	(185)
Total claims and claims expenses incurred	1,373	470	2,008	928

Less claims paid:
Claims and claim expenses paid:
Current year (2)	—	—	—	—
Prior years (3)	421	132	563	132
Total claims and claim expenses paid	421	132	563	132

Reserve at end of period, net of reinsurance recoverables	4,149	1,475	4,149	1,475
Add reinsurance recoverables (1)	899	—	899	—
Balance, June 30	$5,048	$1,475	$5,048	$1,475
(1) Related to ceded losses recoverable on our 2016 quota-share reinsurance transaction, included in "Other Assets" on the Condensed Consolidated Balance Sheet.
(2) Related to insured loans with their most recent defaults occurring in the current year. For example, if a loan had defaulted in a prior year and subsequently cured and later re-defaulted in the current year, that default would be included in the current year.
(3) Related to insured loans with defaults occurring in prior years, which have been continuously in default since that time.
The following table provides a reconciliation of the beginning and ending count of loans in default for the periods indicated.

	Three months ended		Six months ended
	June 30, 2017	June 30, 2016	June 30, 2017	June 30, 2016
Beginning default inventory	207	55	179	36
Plus: new defaults	147	50	271	89
Less: cures	(97)	(23)	(189)	(43)
Less: claims paid	(8)	(3)	(12)	(3)
Ending default inventory	249	79	249	79

EXHIBIT 99.1

The following tables provide details of our claims and reserves for the periods indicated.

	For the three months ended		For the six months ended
	June 30, 2017	June 30, 2016	June 30, 2017	June 30, 2016
	($ Values In Thousands)
Number of claims paid	8	3	12	3
Total amount paid for claims	$429	$132	$571	$132
Average amount paid per claim	$54	$44	$48	$44
Severity	86%	71%	87%	71%

Average reserve per default:	As of June 30, 2017	As of June 30, 2016
	(In Thousands)
Case	$19	$17
IBNR	1	1
Total	$20	$18

The following table provides a comparison of the PMIERs financial requirements as reported by National MI as of the dates indicated.

	As of
	June 30, 2017	March 31, 2017	June 30, 2016
	(In thousands)
Available assets	$485,019	$466,982	$432,074
Risk-based required assets	298,091	398,859	377,468